– 1 – THE PNC FINANCIAL SERVICES GROUP, INC. CERTIFICATE OF CORPORATE ACTION I, Vicki C. Henn, pursuant to the authority granted in connection with the transaction described in Share Purchase Agreement, dated as of November 15, 2020 (as amended), between Banco Bilbao Vizcaya Argentaria, S.A. and The PNC Financial Services Group, Inc. (the “Purchase Agreement”) and by resolutions of the Human Resources Committee of The PNC Financial Services Group, Inc. (“PNC”) Board of Directors, and acting in my capacity as the Executive Vice President and Chief Human Resources Officer of PNC do hereby take the following actions, effective as of the dates set forth below: 1. Termination of the BBVA DCP. In connection with the consummation of the transaction described in the Purchase Agreement, all of the benefits under the Compass Deferred Compensation Plan (“BBVA DCP”) were paid out in full, and no new employees could become eligible for the BBVA DCP, such that, on the date the last of the benefits were paid under the BBVA DCP, the BBVA DCP ceased to be an ongoing plan. Effective as of the date set forth below, the BBVA DCP is hereby formally terminated. 2. Merger of BBVA Restoration Plan with and into the DCIP. Prior to the effective date of the transaction described in the Purchase Agreement (the “Transaction”), the accrued benefits of all but one participant under the Compass SmartInvestor 401(k) Benefit Restoration Plan (the “BBVA Benefit Restoration Plan”) were spun off and transferred to Banco Bilbao Vizcaya Argentaria, S.A. (or an affiliate of Banco Bilbao Vizcaya Argentaria, S.A. that did not become an affiliate of PNC following the Transaction), and the remaining participant in the BBVA Benefit Restoration Plan after the Transaction, [NAME REDACTED], is in payment status, and no employees is eligible, nor could any become eligible, to participate in the BBVA Benefit Restoration Plan. Effective December 1, 2021, the BBVA Benefit Restoration Plan is merged with and into The PNC Financial Services Group, Inc. Deferred Compensation and Incentive Plan (“DCIP”) and Amendment 2021-2 to the DCIP, reflecting the merger of the BBVA Restoration Plan with and into the DCIP, shall be adopted in substantially the form attached hereto. 3. Spinoff of Assets from BBVA Restoration Trust and Transfer to DCIP. The Compass Deferred Compensation Plan and the Compass SmartInvestor 401(k) Benefit Restoration Plan Master Trust (“BBVA Restoration Trust”) was established in accordance with its terms as a master trust providing a source of funds to meet obligations under the BBVA DCP and the BBVA Benefit Restoration Plan. Effective December 1, 2021, the assets attributable to hypothetical account of [NAME REDACTED], the sole remaining participant in the BBVA Benefit Restoration Plan (the assets, the “Spun-Off Assets” and the transaction spinning off the assets, the “Spin-Off”), shall be spun off from the BBVA Restoration Trust and transferred to, and merged with, the trust established Exhibit 10.14

– 2 – (in relevant part) to provide a source of funds to meet PNC’s obligations under the DCIP and maintained pursuant to the Trust Agreement by and between the Company and PNC Bank, National Association, dated as of November 3, 2005, as amended (“DCIP Trust Agreement”). 4. Amend the DCIP Trust Agreement. Effective December 1, 2021, immediately following the Spin-Off, Attachment “A” to the DCIP Trust Agreement is updated to add “the hypothetical account of [NAME REDACTED] under the Compass SmartInvestor 401(k) Benefit Restoration Plan” to the end of the list immediately following the entry “The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation and Incentive Plan” and immediately prior to the new paragraph that begins “This schedule may be updated from time to time…” 5. Transfer Sponsorship of BBVA Restoration Trust and Adopt First Amendment to BBVA Trust Agreement. Effective December 1, 2021, immediately following the Spin-Off, (i) sponsorship of the BBVA Restoration Trust is transferred to BBVA S.A, New York Branch (“BBVA SA”), which BBVA SA intends to use as a source of funds to meet its obligations under the BBVA Compass Bancshares, Inc. Non-Qualified Retirement Plan and Agreement for Manuel Sanchez Rodriguez, and (ii) the First Amendment to the Master Trust Agreement Between BBVA Compass Bancshares, Inc. and Fidelity Management Trust Company Compass Deferred Compensation Plan and Compass SmartInvestor 401(k) Benefit Restoration Plan Master Trust (“BBVA Trust Agreement”), reflecting the Spin-Off and transfer of sponsorship of the BBVA Restoration Trust to BBVA SA after the Spin-Off, shall be adopted in substantially the form attached hereto. 6. Ratify Prior and Future Acts. All actions previously taken, or actions taken in the future, by proper officers of PNC or their duly authorized delegates to implement the foregoing certificate are hereby ratified, confirmed, and approved as acts of the PNC with the same effect as though a certificate or resolution authorizing such action had been duly adopted by the undersigned or the PNC’s Board of Directors prior to the time such action was taken. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Certificate of Corporate Action] Executed this 30th day of November, 2021. /s/ Vicki C. Henn Vicki C. Henn Executive Vice President Chief Human Resources Officer